UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2012

CRESCENT FINANCIAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32951	45-2915089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Glenwood Avenue, Suite 300

Raleigh, North Carolina 27612

(Address of principal executive offices)

(919) 659-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 25, 2012, Crescent Financial Bancshares, Inc. (the “Company”) and ECB Bancorp, Inc. (“ECB”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, ECB will, on the terms and subject to the conditions set forth in the Merger Agreement, merge with and into the Company so that the Company is the surviving bank holding corporation in the merger (the “Merger”). Immediately following the Merger, The East Carolina Bank, a North Carolina banking corporation and a wholly-owned subsidiary of ECB, will be merged with and into Crescent State Bank, a North Carolina banking corporation and a wholly-owned subsidiary of the Company (the “Bank”). The Company and ECB anticipate that the Merger will close in the first quarter of 2013, subject to customary closing conditions, including regulatory approval and approval of shareholders of each of the Company and ECB.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $3.50 per share, of ECB issued and outstanding immediately before the Effective Time (the “ECB Common Stock”), except for shares of ECB Common Stock owned by ECB or the Company (other than certain trust account shares), will be converted into the right to receive 3.55 shares of the common stock, par value $0.001 per share of the Company (the “Common Stock”).

The Merger Agreement requires each of the Company and ECB to call a meeting of its respective shareholders to be held after the date of the Merger Agreement for the purpose of obtaining the requisite shareholder approval required in connection with the Merger.  Pursuant to the Merger Agreement, prior to the Effective Time, each of A. Dwight Utz, President and Chief Executive Officer of ECB; Thomas M. Crowder, Executive Vice President and Chief Financial Officer of ECB; James J. Burson, Executive Vice President and Chief Revenue Officer of ECB, and T. Olin Davis, Executive Vice President and Chief Credit Officer of ECB, shall have entered into an employment agreement, or an amendment to their existing employment/severance arrangement(s) with ECB, with the Company and the Bank. All of the foregoing agreements will become effective only upon consummation of the Merger at the Effective Time.

The Merger Agreement also requires the Company to offer three members of the ECB board of directors (the “ECB Board”) seats as non-management members on the Company’s board of directors until the Company’s next annual meeting of shareholders following the Effective Time, and the Company shall use all reasonable efforts to arrange for such members to sit for election to a regular term at the Company’s next annual meeting of shareholders. The Company is also required to offer, for a concurrent period of time (but not to exceed two years), three members of the ECB Board seats as members on the board of directors of the Bank, with one such member, Mr. Utz, to serve as Chairman of the board of directors of the Bank.

The Merger Agreement includes detailed representations, warranties and covenants of the Company and ECB and termination provisions customary for transactions of this type. From the date of the Merger Agreement to the Effective Time, ECB has agreed to, among other things, conduct its business in the ordinary course in all material respects and use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees. ECB has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire ECB and it has agreed to certain restrictions on its ability to respond to such proposals, as more fully described in the Merger Agreement.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, the Company will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a joint proxy statement/prospectus of the Company and ECB. The companies will file with the SEC other relevant materials in connection with the proposed merger, and will mail the joint proxy statement/prospectus to their respective shareholders.  SHAREHOLDERS OF BOTH THE COMPANY AND ECB ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, ECB AND THE PROPOSED MERGER. You will be able to obtain a free copy of the Registration Statement, as well as other filings containing information about Crescent Financial Bancshares, Inc., at the SEC’s Internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either Crescent Financial Bancshares, Inc., 3600 Glenwood Avenue, Suite 300, Raleigh, NC 27612, Attention: Terry Earley, Executive Vice President and Chief Financial Officer, or ECB Bancorp, Inc., Post Office Box 337, Engelhard, NC 27824, Attention: Tom Crowder, Chief Financial Officer.

The Company, ECB and their respective directors and executive officers may be deemed “participants” in the solicitation of proxies from shareholders of the Company and ECB in favor of the merger.  Information about the directors and executive officers of ECB and their ownership of ECB common stock is set forth in ECB’s definitive proxy statement filed with the SEC on April 27, 2012 and available at the SEC’s Internet site (http://www.sec.gov) and from ECB at the address set forth in the preceding paragraph. Information about the directors and executive officers of Crescent Financial Bancshares, Inc. and their ownership of the Company common stock is set forth in the Company’s definitive proxy statement filed with the SEC on April 5, 2012 and available at the SEC’s Internet site (http://www.sec.gov) and from the Company at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements involve a number of risks and uncertainties. The Company cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving the Company and ECB, the Company’s and ECB’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in the Company’s and ECB’s filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite Company and ECB shareholder approvals; the risk that the Company or ECB may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer than expected; disruption from the transaction making it more difficult to maintain relationships with customers and employees; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of each of the Company’s and ECB’s most recent Annual Report on Form 10-K filed with the SEC. Each forward-looking statement speaks only as of the date of the particular statement and except as may be required by law, neither the Company nor ECB undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 8.01. Other Events.

On September 25, 2012, the Company issued a press release announcing the execution of the Merger Agreement. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On September 25, 2012, the Company issued a slide presentation to certain investors in connection with the Merger. A copy of that slide presentation is attached hereto as Exhibit 99.2. The slide presentation shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No	Description

2.1	Agreement and Plan of Merger, dated as of September 25, 2012, by and between ECB Bancorp, Inc. and Crescent Financial Bancshares, Inc.

99.1	Press Release announcing the execution of the Merger Agreement, dated September 25, 2012

99.2	Slide Presentation. dated September 25, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT FINANCIAL BANCSHARES, INC.
Dated: September 25, 2012
	By:	/s/ Terry S. Earley
Terry S. Earley Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description

2.1	Agreement and Plan of Merger, dated as of September 25, 2012, by and between ECB Bancorp, Inc. and Crescent Financial Bancshares, Inc.

99.1	Press Release announcing the execution of the Merger Agreement, dated September 25, 2012

99.2	Slide Presentation. dated September 25, 2012